APPLEBEE'S INTERNATIONAL, INC.
                     NONQUALIFIED DEFERRED COMPENSATION PLAN
                                TABLE OF CONTENTS

ARTICLE                                                                                                         Page

ARTICLE I PURPOSE AND EFFECTIVE DATE..............................................................................1
   1.01 TITLE.....................................................................................................1
   1.02 PURPOSE...................................................................................................1
   1.03 EFFECTIVE DATE............................................................................................1

ARTICLE II DEFINITIONS AND CONSTRUCTION OF THE PLAN DOCUMENT......................................................1
   2.01 ANNUAL CASH INCENTIVE COMPENSATION........................................................................1
   2.02 BENEFICIARY...............................................................................................1
   2.03 BOARD.....................................................................................................1
   2.04 BOOKKEEPING ACCOUNT.......................................................................................1
   2.05 CHANGE IN CONTROL.........................................................................................1
   2.06 CODE......................................................................................................1
   2.07 COMMITTEE.................................................................................................1
   2.08 COMPANY...................................................................................................1
   2.09 COMPENSATION..............................................................................................2
   2.10 DEFERRAL AGREEMENT........................................................................................2
   2.11 DEFERRED COMPENSATION.....................................................................................2
   2.12 ELECTION DATE.............................................................................................2
   2.13 EXCESS COMPENSATION.......................................................................................3
   2.14 EXECUTIVE.................................................................................................3
   2.15 FIXED RATE................................................................................................3
   2.16 GROSS BASE SALARY.........................................................................................3
   2.17 MEASURING INVESTMENTS.....................................................................................3
   2.18 PARTICIPANT...............................................................................................3
   2.19 PLAN......................................................................................................3
   2.20 PLAN YEAR.................................................................................................3
   2.21 RETIREMENT................................................................................................4
   2.20 TERMINATION OF SERVICE....................................................................................4
   2.21 VALUATION DATE............................................................................................4
   2.22 GENDER AND NUMBER.........................................................................................4
   2.23 TITLES....................................................................................................4

ARTICLE III ELIGIBILITY AND PARTICIPATION.........................................................................4
   3.01 ELIGIBILITY...............................................................................................4
   3.02 PARTICIPATION.............................................................................................4

ARTICLE IV DEFERRAL OF COMPENSATION...............................................................................4
   4.01 DEFERRED SALARY...........................................................................................4
   4.02 DEFERRAL AGREEMENT........................................................................................5
   4.03 NO DEFERRAL WITHOUT AGREEMENT.............................................................................5
   4.04 DURATION OF DEFERRAL AGREEMENT............................................................................5

ARTICLE V DEFERRAL ACCOUNT AND CREDITING..........................................................................5
   5.01 BOOKKEEPING ACCOUNT.......................................................................................5
   5.02 EARNINGS..................................................................................................5

ARTICLE VI DISTRIBUTION...........................................................................................6
   6.01 AMOUNT OF BENEFITS........................................................................................6
   6.02 TIME AND METHOD OF PAYMENT................................................................................6
   6.03 FORM OF PAYMENT...........................................................................................7

ARTICLE VII HARDSHIP DISTRIBUTIONS................................................................................7
   7.01 HARDSHIP..................................................................................................7


ARTICLE VIII BENEFICIARY..........................................................................................7
   8.01 BENEFICIARY DESIGNATION...................................................................................7
   8.02 PROPER BENEFICIARY........................................................................................8
   8.03 MINOR OR INCOMPETENT BENEFICIARY..........................................................................8

ARTICLE IX TAXES..................................................................................................8
   9.01 WITHHOLDING...............................................................................................8

ARTICLE X ADMINISTRATION OF THE PLAN..............................................................................8
   10.01 MAJORITY VOTE............................................................................................8
   10.02 FINALITY OF DETERMINATION................................................................................8
   10.03 CERTIFICATES AND REPORTS.................................................................................9
   10.04 INDEMNIFICATION AND EXCULPATION..........................................................................9
   10.05 EXPENSES.................................................................................................9

ARTICLE XI CLAIMS PROCEDURE.......................................................................................9
   11.01 WRITTEN CLAIM............................................................................................9
   11.02 DENIED CLAIM.............................................................................................9
   11.03 REVIEW PROCEDURE.........................................................................................9
   11.04 COMMITTEE REVIEW........................................................................................10

ARTICLE XII NATURE OF COMPANY'S OBLIGATION.......................................................................10
   12.01 COMPANY'S OBLIGATION....................................................................................10
   12.02 CREDITOR STATUS.........................................................................................10

ARTICLE XIII MISCELLANEOUS.......................................................................................10
   13.01 WRITTEN NOTICE..........................................................................................10
   13.02 CHANGE OF ADDRESS.......................................................................................10
   13.03 MERGER. CONSOLIDATION OR ACQUISITION....................................................................10
   13.04 AMENDMENT AND TERMINATION...............................................................................10
   13.05 EMPLOYMENT..............................................................................................11
   13.06 NONTRANSFERABILITY......................................................................................11
   13.07 LEGAL FEES..............................................................................................11
   13.08 TAX WITHHOLDING.........................................................................................11
   13.09 ACCELERATION OF PAYMENT.................................................................................11
   13.10 APPLICABLE LAW..........................................................................................11


ARTICLE I

                           PURPOSE AND EFFECTIVE DATE

1.01 Title This Plan shall be known as the Applebee's International, Inc. Nonqualified Deferred Compensation

Plan (hereinafter referred to as the "Plan").

1.02 Purpose The purpose of the Plan is to permit eligible members of management and highly compensated employees to defer future compensation.

1.03     Effective Date  The Effective Date of the Plan shall be April 1, 2000.


ARTICLE II

                DEFINITIONS AND CONSTRUCTION OF THE PLAN DOCUMENT

2.01 Annual Cash Incentive Compensation "Annual Cash Incentive Compensation" shall mean the bonus payable under the Company's 1999 Management and Executive Incentive Plan.

2.02 Beneficiary "Beneficiary" shall mean the person or persons or the estate of a Participant entitled to receive any benefits under this Plan.

2.03  Board   "Board"   shall  mean  the  Board  of  Directors   of   Applebee's
International, Inc.

2.04 Bookkeeping Account A "Bookkeeping Account" will be established only as a bookkeeping record for each Participant who elects to defer compensation under this Plan and may, at the discretion of the Committee, include one (1) or more subaccounts to reflect amounts credited to a Participant under the various terms of this Plan.

2.05 Change in Control "Change in Control" means an event constituting a Change in Control under the Company's 1995 Equity Incentive Plan.

2.06     Code  "Code" means the Internal Revenue Code of 1986 as amended.

2.07 Committee "Committee" means the Deferred Compensation Committee of the Company, which shall function as plan administrator under this Plan.

2.08 Company "Company" shall mean Applebee's International, Inc., a Delaware company.

2.09 Compensation "Compensation" shall mean an Executive's compensation received from the Company for services performed, which includes an Executive's Annual Cash Incentive Compensation and the Executive's Gross Base Salary.

2.10 Deferral Agreement "Deferral Agreement" means a written form provided by the Committee that an Executive submits to the Committee by the applicable Election Date, on which the Executive may elect the following for the Plan Year immediately following the applicable Election Date:

(a)      The percentage of the Executive's Gross Base Salary to be deferred;

(b) The percentage or dollar amount of the Executive's Annual Cash Incentive Compensation to be deferred;

(c) Whether all or none of the Executive's Excess Compensation will be deferred;

(d) The specific date or the specific event, within 45 days of which any such deferred amounts and earnings thereon shall be paid to Executive; and

(e) The Measuring Investments for determining earnings to be credited to the Executive's Bookkeeping Account for such Plan Year.

No Deferral Agreement shall be effective until acknowledged, in writing, by the Company.

2.11 Deferred Compensation "Deferred Compensation" means the aggregate of a Participant's deferred Excess Compensation, deferred Gross Base Salary and deferred Annual Cash Incentive Compensation, and earnings attributable thereto.

2.12 Election Date The "Election Date" is the date by which an Executive must submit a valid Deferral Agreement to the Committee with respect to a given Plan Year. The applicable Election Dates are as follows:

(a)      March 31, 2000 with respect to

(i)      Gross Base Salary paid in 2000 after March 31, 2000, and

(ii) Annual Cash Incentive Compensation earned in 2000 (regardless of when paid) for Executives who are eligible to participate as of the Effective Date;

(b) For Plan Years after 2000, the last day of the last payroll period ending prior to such Plan Year, or such earlier date as determined by the Committee, with respect to

(i)      Gross Base Salary paid in such Plan Year, and

(ii) Annual Cash Incentive Compensation earned in such Plan Year (regardless of when paid).

Compensation is considered earned during a period if the Executive's services for which Executive is to paid are performed during that period.

Examples:

o The Election Date for the payment of Gross Base Salary to be paid on January 5, 2001 is December 22, 2000, because December 22, 2000 is the last day of the last payroll period ending prior to 2001, when that payment of Gross Base Salary will be paid.

o The Election Date for the Annual Cash Incentive Compensation to be paid in early 2001 is March 31, 2000, because that Annual Cash Incentive Compensation will be earned in 2000.

o The Election Date for the Annual Cash Incentive Compensation to be paid in early 2002 is December 22, 2000, because December 22, 2000 is the last day of the last payroll period ending prior to 2001, when that Annual Cash Incentive Compensation will be earned.

2.13 Excess Compensation "Excess Compensation" shall mean any compensation payable to an Executive by the Company for a Plan Year that would not be deductible to the Company due to the application of section 162(m) of the Code.

2.14 Executive "Executive" shall mean an employee of the Company (a) whose job title is any of the following: Vice President, Senior Vice President, Executive Vice President, President and Chief Executive Officer and (b) who is a member of a select group of management or highly compensated employees.

2.15 Fixed Rate "Fixed Rate" shall mean a fixed rate of earnings for a given calendar quarter as determined by the Committee prior to the commencement of such calendar quarter.

2.16 Gross Base Salary "Gross Base Salary" shall mean an Executive's regular earnings from the Company as reported on Executive's bi-weekly earnings statement.

2.17 Measuring Investments "Measuring Investments" shall mean any phantom investment designated by the Committee that a Participant may elect to determine the earnings (losses) to be credited pursuant to Section 5.02 to the Participant's Bookkeeping Account.

2.18 Participant "Participant" means an Executive who has deferred Compensation pursuant to the terms of this Plan and whose benefits hereunder have not yet been paid.

2.19 Plan "Plan" means the Applebee's International, Inc. Nonqualified Deferred Compensation Plan as described in this instrument and as amended from time to time.

2.20 Plan Year The "Plan Year" is the same as the calendar year; provided, however, that the first Plan Year shall be the period from the Effective Date to December 31, 2000.

2.21  Retirement   "Retirement"  means  the  termination  of  the  Participant's employment as a regular employee of the Company and any division, subsidiary or affiliate thereof on or after the Participant attains age 59 1/2.

2.22 Termination of Service "Termination of Service" or similar expression means the termination of the Participant's employment as a regular employee of the Company and any division, subsidiary or affiliate thereof for any reason other than Retirement.

2.23 Valuation Date "Valuation Date" shall mean the last day of each calendar quarter and such other dates as determined by the Committee in its sole discretion; provided, however, that such Valuation Date(s) in effect on the date of a Change in Control shall remain in effect until termination of the Plan unless the Plan is amended to provide for a different definition of Valuation Date.

2.24 Gender and Number Wherever the context so requires, masculine pronouns include the feminine and singular words shall include the plural.

2.25 Titles Titles of the Articles of this Plan are included for ease of reference only and are not to be used for the purpose of construing any portion or provision of this Plan document.

ARTICLE III

                          ELIGIBILITY AND PARTICIPATION

3.01 Eligibility Eligibility for participation in this Plan shall be determined on an individual basis by recommendation from the Chief Executive Officer and approved by the Committee. Once having been selected for participation and approved by the Committee, an Executive shall remain eligible to participate notwithstanding a Change in Control, except following a Termination of Service.

3.02 Participation An Executive, after having been selected for participation by the Committee, shall, as a condition to participation, complete and return to the Committee a duly executed Deferral Agreement.

ARTICLE IV

                            DEFERRAL OF COMPENSATION

 4.01 Deferral Amounts Each Participant, so long as he remains an Executive, may elect to defer his Compensation as follows:

(a)      Gross Base Salary in any whole  percentage  up to twenty  five  percent
         (25%);

(b) Annual Cash Incentive Compensation in any dollar amount or whole percentage up to one hundred percent (100%); and

(c)      All or none of his Excess Compensation.

4.02 Deferral Agreement An eligible Executive electing to defer Compensation with respect to a given Plan Year must submit his written Deferral Agreement to the Committee on or before the Election Date for that Plan Year. A Deferral Agreement submitted by the applicable Election Date shall result in the deferral of the amount of Compensation elected that are earned in the applicable Plan Year to the time(s) specified in the Deferral Agreement. Once the Election Date with respect to a Deferral Agreement passes, the Deferred Compensation for the applicable Plan Year may not be reduced, except as provided in Article VII.

4.03 No Elective Deferral Without Agreement A Participant who has not submitted a valid Deferral Agreement to the Committee before the applicable Election Date may not elect to defer any amount of Compensation under this Plan for the applicable Plan Year.

4.04 Duration of Deferral Agreement Deferral Agreements remain in effect for the Plan Year for which they apply. A Participant must file a new Deferral Agreement for any subsequent Plan Year. The terms of any Deferral Agreement may, but need not be, similar to the terms of any prior Deferral Agreement.

ARTICLE V

                         DEFERRAL ACCOUNT AND CREDITING

5.01 Bookkeeping Account The amount of a Participant's Deferred Compensation for a Plan Year shall be credited to a separate Bookkeeping Account for the Participant. A Participant's Deferred Compensation for subsequent Plan Years shall be added to his Bookkeeping Account.

5.02 Earnings As of each Valuation Date and such other times as the Committee may designate, the amount credited to each Participant's Bookkeeping Account shall be credited with earnings. Through December 31, 2000 the rate of earnings shall be the Fixed Rate. Thereafter, the rate at which earnings shall be credited to a Participant's Bookkeeping Account shall be the Fixed Rate, unless the Participant elects to have earnings determined in accordance with one or more Measuring Investments. If Measuring Investments are elected, then the Participant's Bookkeeping Account shall be credited with an amount equal to the deemed net earnings or losses that would have been earned (lost), without regard to commissions or costs that would be incurred if the amount credited to the Participant's Bookkeeping Account were actually invested in the Measuring
Investments,   if  the  Company  had  invested  the  amounts   credited  to  the
Participant's Bookkeeping Account in the Measuring Investments. Such net earnings and losses shall be determined pursuant to the method or methods deemed appropriate by the Committee in its discretion, which methods may be different for different Measuring Investments, may vary from time to time, need not be the same for determining net earnings versus losses, and may be based on the cash receipts or the accrual method with any modifications deemed appropriate by the Committee in its discretion; provided, however, that the Measuring Investments and method of determining net earnings and losses in effect at the time of a Change in Control shall remain in effect until termination of the Plan unless the Plan is amended pursuant to Section 13.04 of the Plan.

Except as provided above, the Committee may remove or add Measuring Investments at any time in its sole and absolute discretion. If a Measuring Investment elected by a Participant is removed, the Fixed Rate shall apply in its place until the Participant elects a replacement Measuring Investment. For purposes of calculating earnings and losses attributable to a Measuring Investment, any amount shall be deemed to be invested in the Measuring Investment as of the date determined appropriate by the Committee. Provided a Change in Control has not occurred, the Committee may adjust any amount of deemed net earnings or losses which would otherwise be paid or debited, respectively, to take into account the hypothetical tax effect thereof on the Company or its shareholders determined appropriate by the Committee.

ARTICLE VI

                                  DISTRIBUTION

6.01 Amount of Benefits The Company's liability to any Participant at any time hereunder shall be an amount equal to the dollar amount credited to a Participant's Bookkeeping Account as of the Valuation Date coincident with or immediately preceding such date.

6.02     Time and Method of Payment

(a) Deferral Agreement. Payment shall be made within 45 days after the date or occurrence of the event specified on a Participant's Deferral Agreement, but in any event no sooner than 12 months after the date the amounts deferred otherwise would have been paid.

(b) Termination of Service. If a Participant has a Termination of Service prior to the date for payment elected by the Participant on the Participant's Deferral Agreement, all amounts deferred to such later dates shall be accelerated and paid to the Participant within 45 days after his Termination of Service.

(c)               Retirement.  If a  Participant  terminates  employment  due to
                  Retirement, the payment of the amount credited to the Participant's account shall not be accelerated but shall be made at the time(s) elected on the Participant's Deferral Agreement(s).

(d) Disability. Notwithstanding anything to the contrary, in the event of the Participant's disability prior to the payment of the amount credited to the Participant's Bookkeeping Account, payment of such amount shall be made to the Participant within 45 days after the January 1 next following commencement of disability. Disability for this purpose shall be determined under the Company's long term disability plan as it exists at the time of disability.

(e) Death. Notwithstanding anything to the contrary, in the event of the Participant's death prior to the payment of the amount credited to the Participant's Bookkeeping Account, payment shall be made within 45 days after the Participant's death.

(f) Change of Payment Date. Notwithstanding anything to the contrary, a Participant may elect to defer payment of an amount if the Participant makes the election at least 12 months prior to the scheduled date of payment.

6.03 Form of Payment All payments hereunder shall be made in a single sum in cash.

ARTICLE VII

                             HARDSHIP DISTRIBUTIONS

7.01 Hardship At the request of a Participant before or after the Participant's retirement or Termination of Service, the Committee may, in its sole and absolute discretion, accelerate and cause all or part of the value of a Participant's benefits due under this Plan to be paid within 45 days after such request. Accelerated payments at the request of the Participant or the Participant's Beneficiaries may be allowed only in the event of a financial hardship to the Participant or Beneficiary. An accelerated distribution must be limited to only that amount necessary to relieve the hardship. In the event the Committee determines the existence of a hardship and accelerates payments hereunder to a Participant, it shall suspend future salary deferrals by such Participant for a period of 12 months after the date of the hardship distribution. If a Participant who is a member of the Committee makes a request pursuant to this Section 7.01, such Participant shall not participate in the Committee's deliberations with respect to his request.

ARTICLE VIII

                                   BENEFICIARY

8.01 Beneficiary Designation A Participant shall designate his Beneficiary to receive benefits under the Plan by completing the appropriate form provided by the Committee. If more than one (1) Beneficiary is named, the shares and/or percentage of each Beneficiary shall be indicated. A Participant shall have the right to change the Beneficiary by submitting to the Committee a Change of Beneficiary Form. However, no change of Beneficiary shall be effective until acknowledged, in writing, by the Committee or its designee.

8.02 Proper Beneficiary If the Company has any doubt as to the proper Beneficiary to receive payments hereunder, the Company shall have the right to withhold such payments until the matter is finally adjudicated. However, any payment made by the Company, in good faith and in accordance with this Plan, shall fully discharge the Company and the Committee from all further obligations with respect to that payment.

8.03 Minor or Incompetent Beneficiary In making any payments to or for the benefit of any minor or an incompetent Beneficiary, the Committee, in its sole and absolute discretion, may make a distribution to a legal or natural guardian or other relative of a minor or court appointed committee of such incompetent. Or, it may make a payment to any adult with whom the minor or incompetent temporarily or permanently resides. The receipt by a guardian, committee, relative or other person shall be a complete discharge to the Company. Neither the Committee nor the Company shall have any responsibility to see to the proper application of any payments so made.

ARTICLE IX

                                      TAXES

9.01 Withholding All payments to be made to a Participant under this Plan will be subject to required withholding of federal, state and local income and employment taxes. Any amount required to be withheld currently with respect to a Participant's Compensation that is deferred under this Plan shall be withheld from the Participant's Compensation that is not deferred.

ARTICLE X

                           ADMINISTRATION OF THE PLAN

10.01 Majority Vote All resolutions or other actions taken by the Committee shall be by vote of a majority of those present at a meeting at which a majority of the members are present, or in writing by all the members then in office, if they act without a meeting.

10.02 Finality of Determination Subject to the Plan, the Committee from time to time shall establish rules, forms and procedures for the administration of the Plan. Except as herein otherwise expressly provided, the Committee shall have full and absolute discretion to (i) construe and interpret the Plan, (ii) decide all questions arising with respect to the Plan, including but not limited to, eligibility to participate in the Plan, and (iii) determine the amount, manner and time of payment of any benefits to any Participant or Beneficiary. The respective decisions, actions and records of the Committee shall be conclusive and binding upon the Company and all persons having or claiming to have any right or interest in or under the Plan.

10.03 Certificates and Reports The members of the Committee and the officers and directors of the Company shall be entitled to rely on all certificates and reports made by any duly appointed accountants, and on all opinions given by any duly appointed legal counsel, which legal counsel may be counsel for the Company.

10.04 Indemnification and Exculpation The Company shall indemnify and hold harmless each member of the Committee (hereinafter referred to as "designee") in connection with its duties under the Plan against any and all expenses and liabilities arising out of his membership on the Committee or administration of the Plan or any action or failure to act by the Committee, any member of the Committee or any designee, except if such action or failure to act constitutes gross negligence or willful misconduct. Expenses against which a member of the Committee or any designee shall be indemnified hereunder shall include, without limitation, the amount of any settlement or judgment, costs, counsel fees, and related charges reasonably incurred in connection with a claim asserted, or a proceeding brought or settlement thereof. The foregoing rights of indemnification shall be in addition to any other rights to which any such member of the Committee or designee may be entitled as a matter of law.

10.05 Expenses The expenses of administering the Plan shall be borne by the Company.


ARTICLE XI

                                CLAIMS PROCEDURE

11.01 Written Claim Benefits shall be paid in accordance with the provisions of this Plan. The Participant, or a designated Beneficiary or any other person claiming through the Participant, shall make a written request for benefits under this Plan. This written claim shall be mailed or delivered to the Committee. Such claim shall be reviewed by the Committee or his delegate.

11.02 Denied Claim If the claim is denied, in full or in part, the Committee shall provide a written notice within ninety (90) days setting forth the specific reasons for denial and any additional material or information necessary to perfect the claim and an explanation of why such material or information is necessary and appropriate information and explanation of the steps to be taken if a review of the denial is desired.

11.03 Review Procedure If the claim is denied and a review is desired, the Participant (or Beneficiary) shall notify the Committee, in writing, within sixty (60) days (a claim shall be deemed denied if the Committee does not take any action within the aforesaid ninety (90) day period) after receipt of the written notice of denial. In requesting a review, the Participant or his Beneficiary may request a review of the Plan document or other pertinent documents with regard to the Plan, may submit any written issues and comments, may request an extension of time for such written submission of issues and comments and may request that a hearing be held, but the decision to hold a hearing shall be within the sole discretion of the Committee.

11.04 Committee Review The decision on the review of the denied claim shall be rendered by the Committee within sixty (60) days after the receipt of the request for review (if no hearing is held) or within sixty (60) days after the hearing if one is held. The decision shall be written and shall state the specific reasons for the decision including reference to the specific provisions of this Plan on which the decision is based.

ARTICLE XII

                         NATURE OF COMPANY'S OBLIGATION

12.01 Company's Obligation The Company's obligations under this Plan shall be an unfunded and unsecured promise to pay. The Company shall not be obligated under any circumstances to fund its financial obligations under this Plan.

12.02 Creditor Status Any assets which the Company may acquire or set aside to help cover financial liabilities are, and must, remain general assets of the Company subject to the claims of its creditors. Neither the Company nor this Plan gives the Participant any beneficial ownership interest in any asset of the Company. All rights of ownership in any such assets are, and remain, in the Company.

ARTICLE XIII

                                  MISCELLANEOUS

13.01 Written Notice Any notice which shall or may be given under this Plan or a Deferral Agreement shall be in writing and shall be mailed by United States mail, postage prepaid. If notice is to be given to the Company, such notice shall be addressed to the Company at 4551 W. 107th Street, Suite 100, Overland Park, Kansas 66207 or, if notice is to an Executive, addressed to the address shown on such Executive's most recent Deferral Agreement.

13.02 Change of Address Any party may, from time to time, change the address to which notices shall be mailed by giving written notice of such new address.

13.03 Merger, Consolidation or Acquisition The Plan shall be binding upon the Company, its assigns, and any successor company which shall succeed to substantially all of its assets and business through merger, acquisition or consolidation, and upon an Executive, his Beneficiary, assigns, heirs, executors and administrators.

13.04 Amendment and Termination The Company retains the sole and unilateral right to terminate, amend, modify or supplement this Plan, in whole or in part, at any time. This right includes the right to make retroactive amendments. However, no Company action under this right shall reduce the amount credited to any Participant's Bookkeeping Account or any rights of any Participant or his Beneficiary; provided, however, that in the event of a Change in Control, no action to amend or terminate the Plan shall be effective without the express written consent of two-thirds (2/3's) or more of the Participants and their Beneficiaries. Notwithstanding anything to the contrary, as soon as practicable following the termination of the Plan, each Participant shall be paid an amount equal to the sum credited to the Participant's Bookkeeping Account.

13.05 Employment This Plan does not provide a contract of employment between the Company and the Participant, and the Company reserves the right to terminate the Participant's employment, for any reason, at any time, notwithstanding the existence of this Plan.

13.06 Nontransferability Except insofar as prohibited by applicable law, no sale, transfer, alienation, assignment, pledge, collateralization or attachment of any benefits under this Plan shall be valid or recognized by the Company. Neither the Participant, his spouse, or designated Beneficiary, shall have any power to hypothecate, mortgage, commute, modify or otherwise encumber in advance of any of the benefits payable hereunder, nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony maintenance, owed by the Participant or his Beneficiary, or be transferable by operation of law in the event of bankruptcy, insolvency or otherwise.

13.07 Legal Fees All reasonable legal fees incurred by any Participant (or former Participant) to successfully enforce his valid rights under this Plan shall be paid by the Company in addition to sums due under this Plan.

13.08 Tax Withholding The Company may withhold from a payment any federal, state or local taxes required by law to be withheld with respect to such payment and such sum as the Company may reasonably estimate as necessary to cover any taxes for which the Company may be liable and which may be assessed with regard to such payment.

13.09 Acceleration of Payment The Company reserves the right to accelerate the payment of any benefits payable under this Plan at any time without the consent of the Participant, his estate, his Beneficiary or any other person claiming through the Participant.

13.10 Applicable Law This Plan shall be governed by the laws of the state of Missouri.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer on this _____day of March, 2000, effective as set forth herein.

                                                 APPLEBEE'S INTERNATIONAL, INC.

                                                 By
                                                    ---------------------------